UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2018

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 18, 2018 (the “Third Amendment Effective Date”), Farmer Bros. Co., a Delaware corporation (the "Company"), China Mist Brands, Inc., a Delaware corporation (“CMB”), and Boyd Assets Co., a Delaware corporation (together with the Company and CMB, the “Borrowers”), together with the Company’s wholly owned subsidiaries, Coffee Bean International, Inc., an Oregon corporation, FBC Finance Company, a California corporation, and Coffee Bean Holding Co., Inc., a Delaware corporation, as additional Loan Parties, entered into that certain Third Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement (the “Third Amendment”) with JPMorgan Chase Bank, N.A. (“Chase”), as Administrative Agent, and the financial institutions party thereto as lenders.
The Third Amendment amends the Company’s original Credit Agreement, dated as of March 2, 2015 (the “Original Credit Agreement”), as amended by that certain First Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of August 25, 2017 (the “First Amendment”) and by that certain Second Amendment to Credit Agreement, dated as of September 10, 2018 (the “Second Amendment” and, together with the First Amendment and the Original Credit Agreement, as so amended by the Third Amendment, the “Amended Credit Agreement”), entered into by the Borrowers, the guarantor subsidiaries party thereto, the Administrative Agent and the financial institutions party thereto as lenders. Capitalized terms used herein but not defined have the meanings ascribed to them in the Amended Credit Agreement.
The Third Amendment also amends the Company’s original Pledge and Security Agreement, dated as of March 2, 2015 (the “Original Security Agreement”), as amended by the First Amendment (together with the Original Security Agreement, the “Amended Security Agreement”) entered into by the Loan Parties and the Administrative Agent.
The following description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to (i) the Third Amendment, a copy of which is filed herewith as Exhibit 10.1, and incorporated herein by reference, (ii) the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 6, 2015 and incorporated herein by reference, (iii) the First Amendment, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 30, 2017 and incorporated herein by reference, and (iv) the Second Amendment, a copy of which was filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, filed with the SEC on September 13, 2018 and incorporated herein by reference.
Effective as of the Third Amendment Effective Date, the Third Amendment amends the definition of “Borrowing Base” to, among other things, increase the availability under the Revolving Commitments by (i) resetting the historical amortization for the Eligible Real Property as of the Third Amendment Effective Date, (ii) including the lesser of $5,000,000 and 85% of the Net Orderly Liquidation Value of the Borrowers’ Eligible Equipment, subject to monthly amortization, and (iii) including the lesser of (x) the FILO Sublimit and (y) the sum of (A) 10% of the Borrowers’ Eligible Accounts owing from non-investment grade Account Debtors, plus (B) 5% of Borrowers’ Eligible Accounts owing from investment grade Account Debtors, plus (C) 5% of Borrowers’ Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis. The Third Amendment adds definitions of “Eligible Equipment,” for purposes of Equipment to be included in the Borrowing Base, and “FILO Sublimit,” defined as an amount equal to $10,000,000, subject to monthly reduction as provided in the Third Amendment.
The Third Amendment also amends the definition of “Revolving Commitment” in the Amended Credit Agreement to provide that the aggregate amount of the Lenders’ Revolving Commitments as of the Third Amendment Effective Date is $135,000,000. After the Third Amendment Effective Date, the Company may further increase the Revolving Commitment by up to an additional $40.0 million under the accordion feature, subject to certain conditions.
Furthermore, the Third Amendment revises the Fixed Charge Coverage Ratio covenant in the Amended Credit Agreement to provide that the Company must test its Fixed Charge Coverage Ratio, on a trailing four-fiscal quarter basis, as of the end of each fiscal quarter, beginning with the first fiscal quarter ending September 30, 2018.

The Third Amendment amends the limit on certain other unsecured Indebtedness to $5,000,000 unless the Fixed Charge Coverage Ratio, calculated on a trailing four fiscal quarter basis, is greater than or equal to 1.0 to 1.0 and subject to certain other conditions.
The Applicable Rates in the Amended Credit Agreement continue to be based on Average Historical Excess Availability levels with a range of PRIME - 0.25% to PRIME + 0.50% or Adjusted LIBO Rate + 1.25% to Adjusted LIBO Rate + 2.00%; provided, that, (i) until March 31, 2019 the Applicable Rate will be PRIME + 0.25% or Adjusted LIBO Rate + 1.75%; and (ii) (A) Loans in an aggregate amount up to the FILO Formula Amount will bear an additional margin of 0.50%, and (B) Loans in excess of the FILO Formula Amount in an aggregate amount up to the Formula Amount will bear an additional margin of 0.375%.
The Amended Credit Agreement contains a variety of affirmative and negative covenants of types customary in an asset-based lending facility, including a financial covenant relating to the maintenance of a fixed charge coverage ratio in certain circumstances. The Amended Credit Agreement also allows the Lenders to establish reserve requirements, which may reduce the amount of credit otherwise available to the Borrowers, and provides for customary Events of Default.
In the Amended Security Agreement, the Third Amendment adds to the definition of “Collateral” all Equipment and all Fixtures, and removes from the definition of “Excluded Collateral” all Equipment and machinery, and any rights or interest in any Fixture if the grant of a security interest or lien therein under the terms of any contract or lease is prohibited or restricted, or would invalidate any such contract or lease.
Chase and its affiliates, have performed, and may in the future perform for the Company and its subsidiaries, various commercial banking services, for which they have received, and will receive, customary fees and expenses.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by this Item 2.03 is set forth in Item 1.01—Entry into a Material Definitive Agreement above and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1
Third Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement, dated as of October 18, 2018, by and among Farmer Bros. Co., China Mist Brands, Inc., Boyd Assets Co., Coffee Bean International, Inc., FBC Finance Company, Coffee Bean Holding Co., Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    October 23, 2018

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer